                      Navistar Financial 2003-A Owner Trust

                Navistar Financial Retail Receivables Corporation
                                     Seller

                         Navistar Financial Corporation
                                    Servicer

                               Subject to Revision

                          Term Sheet Dated May 15, 2003






























                        Underwriters of the Class A Notes

Banc One Capital Markets, Inc.

                                    Citigroup

                                                                  Scotia Capital

                        Underwriter of the Class B Notes

                         Banc One Capital Markets, Inc.

THE SOLE SOURCE OF PAYMENTS ON THE NOTES WILL BE THE TRUST PROPERTY. THE NOTES ARE NOT INTERESTS IN, OBLIGATIONS OF, OR INSURED OR GUARANTEED BY THE OWNER TRUSTEE, NAVISTAR FINANCIAL CORPORATION, NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION, HARCO LEASING COMPANY, INC., NAVISTAR LEASING COMPANY OR ANY OTHER PERSON OR ENTITY.

THIS TERM SHEET CONTAINS STRUCTURAL AND COLLATERAL INFORMATION WITH RESPECT TO THE NAVISTAR FINANCIAL 2003-A OWNER TRUST. THE INFORMATION CONTAINED IN THIS TERM SHEET IS PRELIMINARY AND WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION APPEARING IN THE PROSPECTUS SUPPLEMENT RELATING TO THE NAVISTAR FINANCIAL 2003-A OWNER TRUST (THE "PROSPECTUS SUPPLEMENT") AND THE RELATED PROSPECTUS (THE "PROSPECTUS"). THE INFORMATION CONTAINED IN THIS TERM SHEET ADDRESSES ONLY CERTAIN LIMITED ASPECTS OF THE NOTES' CHARACTERISTICS, AND DOES NOT PURPORT TO PROVIDE A COMPLETE ASSESSMENT THEREOF. THE INFORMATION CONTAINED HEREIN THEREFORE MAY NOT REFLECT THE IMPACT OF ALL STRUCTURAL CHARACTERISTICS OF THE NOTES OR ANY CHANGES MADE TO THE STRUCTURE OF THE NOTES AFTER THE DATE HEREOF. ADDITIONAL INFORMATION WILL BE CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. PROSPECTIVE PURCHASERS ARE URGED TO READ BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

ALTHOUGH A REGISTRATION STATEMENT (INCLUDING THE PROSPECTUS AND A FORM OF PROSPECTUS SUPPLEMENT) RELATING TO ASSET BACKED NOTES AND CERTIFICATES ISSUED BY TRUSTS FORMED BY THE SELLER HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, AS OF THE DATE OF THIS TERM SHEET THE ACTUAL PROSPECTUS SUPPLEMENT RELATING TO THE NOTES HAS NOT BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. SALES OF THE NOTES MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. THIS TERM SHEET SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THE NOTES IN ANY STATE OR OTHER JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES ACT OR OTHER APPLICABLE LAWS OF ANY SUCH STATE OR OTHER JURISDICTION. THE NOTES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION.

                         $500,000,000 Asset Backed Notes

                      Navistar Financial 2003-A Owner Trust

                Navistar Financial Retail Receivables Corporation
                                     Seller

                         Navistar Financial Corporation
                                    Servicer

                               Subject to Revision

                          Term Sheet Dated May 15, 2003

This Term Sheet will be superseded in its entirety by the information appearing in the Prospectus Supplement relating to the Notes and the Prospectus. Capitalized terms used but not defined herein shall have the meanings specified in the form of Prospectus Supplement and the Prospectus included in our registration statement. A Prospectus and Prospectus Supplement, when available, may be obtained by contacting your sales representative.

Issuer ..........................   Navistar Financial 2003-A Owner Trust (the
                                    "Trust"), a Delaware statutory trust formed by the Seller and the Owner Trustee pursuant to the Owner Trust Agreement.

Seller ..........................   Navistar Financial Retail Receivables
                                    Corporation.

Servicer ........................   Navistar Financial Corporation.

Indenture Trustee ...............   The Bank of New York, as indenture trustee
                                    under the Indenture.

Owner Trustee ...................   Chase Manhattan Bank USA, National
                                    Association, as owner trustee under the
                                    Owner Trust Agreement.

The Notes .......................   The Trust will issue Notes as follows:

                                    Class A-1 _____% Asset Backed Notes in the aggregate principal amount of $85,000,000 (the "Class A-1 Notes").

                                    Class A-2 _____% Asset Backed Notes in the aggregate principal amount of $175,000,000 (the "Class A-2 Notes").

                                    Class A-3 _____% Asset Backed Notes in the aggregate principal amount of $113,000,000 (the "Class A-3 Notes").

                                    Class A-4 _____% Asset Backed Notes in the aggregate principal amount of $108,250,000, (the "Class A-4 Notes"; together with the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, the "Class A Notes").

                                    Class B _____% Asset Backed Notes in the aggregate principal amount of $18,750,000 (the "Class B Notes"; together with the Class A Notes, the "Notes").

                                    The Class B Notes will be subordinated to the Class A Notes to the extent described in this Term Sheet and in the Prospectus Supplement.

                                    The sole source of payments on the Notes will be the Trust Property. The Notes are not interests in, obligations of, or insured or guaranteed by the Owner Trustee, the Seller, the Servicer, Harco Leasing Company, Inc., Navistar Leasing Company or any other person or entity.

                                    The Trust will also issue Certificates (the
                                    "Certificates"), which will not bear
                                    interest but will have rights in excess
                                    monies in the Reserve Account, the Negative
                                    Carry Account and some other excess funds.
                                    The Certificates will initially be held by the Seller or one of its affiliates.

The Trust Property ................ The Trust Property will include:

                                    .  a pool of Retail Notes and a beneficial
                                       ownership interest in a pool of Retail
                                       Leases, some of which will be acquired by the Trust on the Closing Date (the "Initial Receivables") and some of which will be acquired by the Trust on or after the initial closing (the "Subsequent Receivables" and together with the Initial Receivables, the "Receivables"), monies due and received thereunder on and after May 1, 2003 (the "Initial Cutoff Date"), in the case of the Initial Receivables, and in the case of Subsequent Receivables, the Cutoff Date designated by the Seller for those Subsequent Receivables,

                                    .  in the case of Retail Notes, security
                                       interests in the vehicles (including
                                       medium and heavy-duty trucks, truck
                                       chassis, buses and trailers) financed
                                       thereby, and in the case of Retail
                                       Leases, a beneficial ownership interest
                                       in the vehicles (including medium and
                                       heavy-duty trucks, truck chassis, buses
                                       and trailers) subject to the Retail
                                       Leases,

                                    .  other property and monies on deposit in
                                       specific accounts, including the Reserve
                                       Account, the Pre-Funding Account and the Negative Carry Account, and the proceeds thereof,

                                    .  any proceeds of the obligation, if any,
                                       of a dealer to pay a portion of the
                                       principal balance of a defaulted Retail
                                       Note or Retail Lease in connection with a repossessed vehicle,

                                   .  the proceeds of the obligation, if any,
                                      of International Truck and Engine
                                      Corporation ("International") to purchase a repossessed vehicle under specified circumstances,

                                   .  any guaranties,

                                   .  any proceeds from claims on specified
                                      insurance policies,

                                   .  the benefits of any lease assignments,
                                      and

                                   .  the rights of the Seller under the
                                      related Purchase Agreement.

                                   The aggregate Receivables Balance of the Initial Receivables as of the Initial Cutoff Date was $326,316,883.05 (the "Initial Aggregate Starting Receivables Balance").
                                   The Receivables Balance of a Retail Lease may include the residual value of the vehicle subject to the Retail Lease. As of the Initial Cutoff Date, the aggregate residual value of the Retail Leases included in the Initial Receivables was $1,503,223.44. Subsequent Receivables may be purchased by the Trust from the Seller from time to time on or before the December 2003 Distribution Date from funds on deposit in the Pre-Funding Account. The initial Pre-Funded Amount is $173,683,116.95.

Terms of the Notes: .............  The principal terms of the Notes will be as described below:

     A. Interest ................  The Notes will have the following Interest
                                   Rates:

                                   Class A-1 Notes:          %
                                   Class A-2 Notes:          %
                                   Class A-3 Notes:          %
                                   Class A-4 Notes:          %
                                   Class B Notes:            %

                                   Interest on the Notes will accrue at the applicable Interest Rate from and including the Closing Date or the most recent Distribution Date on which interest has been paid to but excluding the next Distribution Date, and will generally be payable monthly on the 15th day of each month or, if the 15th day is not a business day, on the next business day, starting on June 16, 2003 (each, a "Distribution Date"). Interest on the Class A-1 Notes will be calculated on the basis of the actual number of days elapsed since the Closing Date or the preceding Distribution Date divided by 360. Interest on the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes and the Class B Notes will be calculated on the basis of a 360-day year consisting of twelve 30-day months or, in the case of the first Distribution Date, the actual days elapsed since the Closing Date to June 15, 2003 divided by 360.

                                    Interest payments to all classes of the
                                    Class A Notes will have the same priority while interest on the Class B Notes will not be paid on any Distribution Date until all accrued interest due and payable on the Class A Notes on that Distribution Date has been paid in full. After the Notes are declared to be due and payable following the occurrence of an Event of Default resulting from the failure to make a payment on the Notes, no interest will be payable on the Class B Notes until all principal of and interest on the Class A Notes has been paid in full.

     B.  Principal ..............   Subject to the subordination provisions
                                    described in the second and third following paragraphs, on each Distribution Date, the Notes will be payable to the extent of the Principal Payment Amount as follows: (1) first, 100% of the Principal Payment Amount to the Class A-1 Notes until the Class A-1
                                    Notes are paid in full; (2) thereafter,
                                    96.25% of the Principal Payment Amount (in the case of the Distribution Date on which the Class A-1 Notes are paid in full, 96.25% of the remaining Principal Payment Amount) to the Class A Notes (all of which shall be paid to the Class A-2 Notes until paid in full, then to the Class A-3 Notes until paid in full, and then to the Class A-4 Notes until paid in full) and 3.75% of the Principal Payment Amount (in the case of the Distribution Date on which the Class A-1
                                    Notes are paid in full, 3.75% of the
                                    remaining Principal Payment Amount) to the Class B Notes until the Class A Notes are paid in full; and (3) thereafter, 100% of the Principal Payment Amount (in the case of the Distribution Date on which the Class A
                                    Notes are paid in full, the remaining
                                    Principal Payment Amount) to the Class B
                                    Notes until the Class B Notes are paid in full.

                                    The "Principal Payment Amount" for each
                                    Distribution Date will generally equal the lesser of (a) the Principal Distributable Amount for that Distribution Date and (b) the excess, if any, of the sum of (1) the Collected Amount for that Distribution Date,
                                    (2) the amount, if any, to be deposited into the Collection Account from the Negative Carry Account on the day preceding that Distribution Date, and (3) available funds on deposit in the Reserve Account on that Distribution Date, including the amount, if any, to be deposited on that Distribution Date into the Reserve Account from the Pre-Funding Account (the "Total Available Amount") over the sum of the Total Servicing Fee and accrued and unpaid interest on the Notes due and payable on that Distribution Date. For a Distribution Date, the "Principal Distributable Amount" generally will equal the sum, with respect to the related Monthly Period, of the principal portion of all payments due on the Receivables, the principal portion of all prepayments received in respect of the Retail Notes, the principal portion of full prepayments received in respect of the Retail Leases, the principal portion of all Receivables repurchased by the Seller or purchased by the Servicer, the principal portion of all Receivables that became Liquidating Receivables and the remaining principal portion of each Retail Lease that terminated or expired during that related Monthly Period, the "Collected Amount" generally will equal (a) the sum of the following amounts with respect to the related Monthly Period: (1) all Collections received by the Servicer during that Monthly Period (other than less than full prepayments with respect to Retail Leases, which amounts will be held in the Collection Account and applied in the Monthly Period related to the prepaid Scheduled Payment),
                                    (2) all Monthly Advances made by the
                                    Servicer pursuant to the Servicing
                                    Agreement, (3) all Warranty Payments and
                                    Administrative Purchase Payments and minus,
                                    (b) an amount equal to the aggregate of the amounts representing reimbursement for outstanding Monthly Advances and Liquidation Expenses for the related Distribution Date and Monthly Period, and "Collections" means all amounts received from obligors or otherwise on the Receivables, whether constituting principal or interest, lease payments, payments in respect of Residual Value, prepayments, proceeds of sales of Financed Vehicles, insurance proceeds or Liquidation Proceeds or otherwise, but excluding Supplemental Servicing Fees.

                                    If the amount on deposit in the Reserve
                                    Account on any Distribution Date, after
                                    giving effect to the distribution of the Principal Payment Amount in accordance with the priorities set forth above, would be less than 1.00% of the Aggregate Starting Receivables Balance, then the Class A Notes will receive 100% of the Principal Payment Amount (all of which shall be paid to the Class A-1 Notes until paid in full, then to the Class A-2 Notes until paid in full, then to the Class A-3 Notes until paid in full, and then to the Class A-4 Notes until paid in full) until either the Class A Notes are paid in full or the amount on deposit in the Reserve Account equals or exceeds the Specified Reserve Account Balance. When principal payments on the Class B Notes resume in accordance with the preceding sentence, the Principal Payment Amount shall be distributed in accordance with the first paragraph under the heading "Principal" above.

                                    Also, if the Notes are declared to be due and payable as a result of an Event of Default, whether due to a failure to make a payment on the Notes or otherwise, 100% of the Principal Payment Amount shall be paid to the Class A-1 Notes until paid in full, then to the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, together on a pro rata basis based on their respective unpaid principal balances, until paid in full, and then to the Class B Notes until paid in full.

                                    Each class of Notes will be payable in full on the applicable Distribution Date in the calendar month set forth below (the "Final Scheduled Distribution Date") (however, the actual payment in full of any class of Notes could occur sooner):

                                    Class A-1 Notes:                 June, 2004
                                    Class A-2 Notes:                March, 2006
                                    Class A-3 Notes:             February, 2007
                                    Class A-4 Notes:             November, 2009
                                    Class B Notes:               November, 2009

     C.  Mandatory
         Prepayment ............    The Notes will be prepaid in whole or in
                                    part on the Distribution Date on or
                                    immediately following the last day of the Funding Period if any amount remains on deposit in the Pre-Funding Account on that Distribution Date after giving effect to the purchase of all Subsequent Receivables, including any Subsequent Receivables purchased on that date. This mandatory prepayment will be applied to each class of Notes in accordance with the priorities with respect to distributions of principal described above; provided that if the remaining Pre-Funded Amount at the time of the mandatory prepayment exceeds $100,000, each class of Notes will be prepaid pro rata based on the initial principal balance of that class.

                                    In addition, the Trust will be obligated to pay a "Noteholders' Prepayment Premium" to be described and defined in the Prospectus Supplement with respect to each class of Notes in connection with any mandatory prepayment if the remaining Pre-Funded Amount at the time of that prepayment exceeds $100,000. The Trust's obligation to pay the Noteholders' Prepayment Premium will be limited to the funds that are received from the Seller under the Pooling Agreement as liquidated damages for the failure to deliver Subsequent Receivables (and the Seller's obligation to pay the liquidated damages thereunder is limited to funds it receives from NFC as liquidated damages for NFC's failure to deliver Subsequent Receivables to the Seller). No other assets of the Trust will be available for the purpose of paying the Noteholders' Prepayment Premium.

     D.  Redemption ............    If the Aggregate Receivable  Balance
                                    declines to 10.00% or less of the aggregate
                                    Starting Receivables Balance of the Initial
                                    Receivables and of all Subsequent
                                    Receivables as of the related Cutoff Dates
                                    (the "Aggregate Starting Receivables
                                    Balance") and the Servicer exercises its option to purchase the Receivables on any Distribution Date on or after the date on which the Class A-1 Notes, the Class A-2
                                    Notes and the Class A-3 Notes have been paid in full, the Class A-4 Notes and the Class B
                                    Notes will be redeemed in whole, but not in part, at a redemption price equal to the unpaid principal amount of those Notes plus accrued and unpaid interest thereon.

     E. Controlling Class .......   For purposes of the Transfer and Servicing
                                    Agreements, the "Controlling Class" will be
                                    (a) so long as the Class A Notes are
                                    outstanding, the Class A Notes, (b) if the Class A Notes are no longer outstanding but the Class B Notes are outstanding, the Class
                                    B Notes, and (c) if the Notes are no longer outstanding, the Certificates.

Priority of Distributions .......   Distributions of the Total Available Amount
                                    will generally be distributed in the
                                    following order of priority on each
                                    Distribution Date: (1) Basic Servicing Fee and any unpaid Basic Servicing Fee for prior
                                    Distribution Dates ("Total Servicing Fee");
                                    (2) interest on the Class A Notes; (3)
                                    interest on the Class B Notes; (4) principal on the Notes as described above; (5) a deposit into the Reserve Account up to the Specified Reserve Account Balance; and (6) a distribution to the Certificateholders.
                                    After the Notes are declared to be due and payable following the occurrence of an Event of Default resulting from the failure to make a payment on the Notes, no interest will be paid on the Class B Notes until all principal of and interest on the Class A
                                    Notes has been paid in full.

Reserve Account ................    On the Closing Date, cash or eligible
                                    investments in an amount equal to the sum of
                                    (1) 3.75% of the Initial Aggregate Starting
                                    Receivables Balance and (2) the aggregate
                                    Yield Supplement Required Deposit Amounts for the Initial Receivables will be deposited into a segregated trust account held by the Indenture Trustee for the benefit of the Noteholders and the Certificateholders (the "Reserve Account").
                                    In addition, on each date during the Funding
                                    Period on which Subsequent Receivables are transferred to the Trust, cash or eligible investments in an amount equal to the sum of
                                    (1) 3.75% of the aggregate Starting
                                    Receivables Balance of the transferred
                                    Subsequent Receivables and (2) the aggregate
                                    Yield Supplement Required Deposit Amounts for the transferred Subsequent Receivables will be deposited into the Reserve Account.

                                    If on the Business Day preceding any
                                    Distribution Date the amounts on deposit in the Reserve Account are less than the Specified Reserve Account Balance for that Distribution Date, amounts remaining after payment to the Servicer of the Total Servicing Fee and deposits to the Note Distribution Account of amounts to be distributed to Noteholders will be deposited into the Reserve Account until the balance in the Reserve Account equals the Specified Reserve Account Balance for that Distribution Date.

                                    Amounts in the Reserve Account on any
                                    Distribution Date (after giving effect to all distributions to be made to the Servicer and the Noteholders on that Distribution
                                    Date) in excess of the Specified Reserve
                                    Account Balance for that Distribution Date will be paid to the Certificateholders.

                                    Funds will be withdrawn from cash in the Reserve Account on the day preceding each Distribution Date to the extent that (a) the sum of (1) the Collected Amount for that Distribution Date and (2) the amount, if any, to be deposited into the Collection Account from the Negative Carry Account on the day preceding that Distribution Date is less than (b) the sum of (1) the Total Servicing Fee and (2) the amounts required to be deposited into the Note Distribution Account to be distributed to Noteholders.

                                    The "Yield Supplement Required Deposit
                                    Amount" means, (a) for any Receivable that has an initial period during which no interest accrues on the Receivable and all Scheduled Payments are applied to the reduction of the principal amount thereof (a "Temporary Interest Free Receivable"), an amount equal to the aggregate, for each Monthly Period or part of a Monthly Period after the Cutoff Date for that Temporary Interest Free Receivable in which that Temporary Interest Free Receivable is not accruing interest, of the product of (1) the scheduled balance of that Temporary Interest Free Receivable as of the opening of business on the first day of that Monthly Period assuming all payments are made as scheduled and no prepayments are made and
                                    (2) the result of (A) the Required Rate
                                    divided by (B) twelve and (b) for any
                                    Receivable that has an annual percentage rate that is less than the Required Rate other than a Temporary Interest Free Receivable (a "Low APR Receivable"), an amount equal to the aggregate, for each Monthly Period after the Cutoff Date for that Low APR Receivable through and including the Monthly Period during which the stated maturity date for that Low APR Receivable occurs, of the product of (1) the scheduled balance of that Low APR Receivable as of the opening of business on the first day of that Monthly Period assuming all payments are made as scheduled and no prepayments are made and (2) the result of
                                    (A) the Required Rate minus the APR of that Low APR Receivable divided by (B) twelve. The "Required Rate" will be an interest rate set by the rating agencies rating the Notes and specified in the Prospectus Supplement, which is expected to equal approximately the weighted average interest rate of the Notes, taking into account both their initial outstanding balances and their expected weighted average lives, plus 1.00%.

                                    The "Specified Reserve Account Balance" on each Distribution Date will equal the lesser of (a) the aggregate outstanding principal balance of the Notes and (b) the greater of (1) the sum of (A) 5.50% (or 10.00% under specified circumstances to be described in the Prospectus Supplement) of the sum of the Aggregate Receivables Balance as of the close of business on the last day of the related Monthly Period and the aggregate Starting Receivables Balance of all Subsequent Receivables transferred to the Trust after the last day of the related Monthly Period but on or prior to that Distribution Date and (B) the Specified Yield Supplement Amount for that Distribution Date and (2) 2.00% of the Aggregate Starting Receivables Balance. The "Specified Yield Supplement Amount" for any Distribution Date will equal the sum of (a) for each Temporary Interest Free Receivable transferred to the Trust prior to the opening of business on the first day of the Monthly Period in which that Distribution Date occurs, the aggregate, for each Monthly Period or part of a Monthly Period beginning with the Monthly Period in which that Distribution Date occurs during which that Temporary Interest Free Receivable is not accruing interest, of the product of (1) the scheduled balance of that Temporary Interest Free Receivable as of the opening of business on the first day of that Monthly Period assuming all payments are made as scheduled and no prepayments are made and (2) the result of
                                 (A) the Required Rate divided by (B) twelve,
                                 (b) if there are no Low APR Receivables in the Trust, zero, or if there are Low APR Receivables in the Trust, the greater of (1) for each Low APR Receivable transferred to the Trust prior to the opening of business on the first day of the Monthly Period in which that Distribution Date occurs, the aggregate, for each Monthly Period beginning with the Monthly Period in which that Distribution Date occurs through and including the Monthly Period during which the stated maturity date for that Low APR Receivable occurs, of the product of (A) the scheduled balance of that Low APR Receivable as of the opening of business on the first day of that Monthly Period assuming all payments are made as scheduled and no prepayments are made and (B) the result of (i) the Required Rate minus the APR of that Low APR Receivable divided by (ii) twelve, and (2) the lesser of
                                 (A) the aggregate of the portions of the Yield Supplement Required Deposit Amount attributable to Low APR Receivables deposited into the Reserve Account on or prior to the last day of the related Monthly Period, and (B) $50,000, and (c) the aggregate Yield Supplement Required Deposit Amounts for any Subsequent Receivables transferred to the Trust after the last day of the related Monthly Period but on or prior to that Distribution Date.

Pre-Funding Account...........   On the Closing Date $173,683,116.95 (the
                                 "Initial Pre-funded Amount") will be deposited into a segregated trust account held by the Indenture Trustee for the benefit of the Noteholders (the "Pre-funding Account"). During the Funding Period, the Seller will be obligated to sell to the Trust Subsequent
                                 Receivables having an aggregate principal balance equal to the Initial Pre-Funded Amount to the extent that Subsequent Receivables have been acquired by the Seller from NFC, and to deposit the required amounts in the Reserve
                                 Account in connection with that purchase. The
                                 "Funding Period" will be the period from and including the Closing Date until the earliest of (1) the Distribution Date on which the amount on deposit in the Pre-Funding Account
                                 (after giving effect to the purchase of all Subsequent Receivables, including any
                                 Subsequent Receivables purchased on that date) is not greater than $100,000, (2) the occurrence of an Event of Default under the Indenture, (3) the occurrence of a Servicer
                                 Default under the Servicing Agreement, (4) the occurrence of specified events of insolvency with respect to the Seller or the Servicer, and
                                 (5) the close of business on the December 2003
                                 Distribution Date. Any amount remaining in the Pre-Funding Account at the end of the Funding
                                 Period will be payable to the Noteholders as a mandatory prepayment as described above.

Negative Carry Account ........  On the Closing Date the Seller will deposit
                                 $__________  (the  "Negative  Carry  Account
                                 Initial Deposit") into a segregated trust account held by the Indenture Trustee for the benefit of the Noteholders and the Certificateholders (the "Negative Carry Account"). On each Distribution Date, an amount equal to the Negative Carry Amount for that Distribution Date will be withdrawn from the Negative Carry Account and deposited into the Collection Account. On each Distribution Date amounts on deposit in the Negative Carry Account after giving effect to the distribution of the Negative Carry Amount for that Distribution Date in excess of the Required Negative Carry Account Balance for that Distribution Date will be released to the Seller. On the Distribution Date on or immediately following the last day of the Funding Period, after giving effect to all withdrawals from the Negative Carry Account on that Distribution Date, all amounts remaining on deposit in the Negative Carry Account will be released to the Seller. The "Negative Carry Amount" means, as of any Distribution Date, the amount by which the total interest payable to the Noteholders with respect to the pre-funded portion of the pool exceeds the investment earnings on the Pre-Funded Amount during the preceding calendar month. The "Required Negative Carry Account Balance" means, as of any Distribution Date, the lesser of the amount then on deposit in the Negative Carry Account and the maximum negative carry amount for the remainder of the Funding Period, assuming no further withdrawals from the Pre-Funding Account and investment earnings on amounts on deposit therein at a rate of 0.75%.

Tax Status....................   In the opinion of Kirkland & Ellis, special tax
                                 counsel, for federal income tax purposes, the Notes will be characterized as indebtedness and the Trust will not be characterized as an association (or a publicly traded partnership) taxable as a corporation. Each Noteholder by the acceptance of a Note will be deemed to agree to treat the Notes as indebtedness.

ERISA Considerations..........   Although there is little guidance on the
                                 subject, the Seller believes the Notes should be treated as indebtedness without substantial equity features for the purposes of the Plan
                                 Assets Regulation. Therefore, the Notes are available for investment by a Benefit Plan, subject to a determination by that Benefit
                                 Plan's fiduciary that the Notes are suitable investments for that Benefit Plan under ERISA and the Internal Revenue Code.

Legal Investment..............   The Class A-1 Notes will be eligible securities
                                 for purchase by money market funds under Rule
                                 2a-7 under the Investment Company Act of 1940, as amended.

Ratings .......................  It is a condition to the issuance of the Notes that the Class A-1 Notes be rated in the highest rating category for short-term debt obligations by at least two nationally recognized rating agencies, the Class A-2 Notes, Class A-3 Notes and the Class A-4 Notes be rated in the highest rating category for long-term debt obligations by at least one nationally recognized rating agency, and the Class B Notes be rated in the "A" category or its equivalent by at least one nationally recognized rating agency.

                              THE RECEIVABLES POOL

The Initial Receivables

     The Initial Receivables were originated by Navistar Financial Corporation ("NFC"), in the case of Retail Notes, and Harco Leasing Company, Inc. ("Harco Leasing") or Navistar Leasing Company (the "Titling Trust"), in the case of Retail Leases. Some of the Initial Receivables were sold by NFC to Truck Retail Instalment Paper Corp. ("TRIP"), a special purpose, wholly-owned subsidiary of NFC, and will be repurchased by NFC from TRIP on the Closing Date for resale to the Seller. The Initial Receivables were selected randomly from those Retail Notes in NFC's portfolio of owned Retail Notes, the Retail Leases beneficially owned by Harco Leasing and those Retail Notes and Retail Leases available for purchase from TRIP which satisfied several criteria, including that each Initial Receivable (a) has a first payment due date on or before June 30, 2003, (b) has an original term to maturity of 6 to 84 months, (c) has a remaining term to maturity of 6 to 72 months, (d) provides for finance charges at an annual percentage rate of no less than 3.50%, (e) was not more than 60 days past due as of the Initial Cutoff Date, (f) prior to the Initial Cutoff Date has not been amended or restructured for credit related reasons, and (g) satisfies the other criteria set forth in the Prospectus under the caption "The Receivables Pools."

     The Initial Aggregate Starting Receivables Balance as of the Initial Cutoff Date was $326,316,883.05. The aggregate Starting Receivable Balance of Retail Leases as of the Initial Cutoff Date was $13,027,500.13. The Retail Leases included in the Initial Aggregate Starting Receivables Balance include Finance Leases and TRAC Leases. A "Finance Lease" is a Retail Lease that is not a TRAC Lease and which generally provides that the obligor will pay virtually the entire capitalized cost of the leased vehicle over the term of the Retail Lease and gives the obligor the option to purchase the leased vehicle at lease expiration for $1,000 or less. A "TRAC Lease" generally provides that, in effect, upon lease expiration, the obligor is required to pay an amount equal to the Residual Value. This obligation has the economic effect of allocating the residual value risk of the leased vehicle to the obligor. Specifically, the terminal rental adjustment clause in a TRAC Lease will specify that at the end of the lease term, the obligor will either purchase the leased vehicle for fair market value, or return the leased vehicle to the Titling Trust which will sell the leased vehicle to a third party. In either case, (a) the proceeds of such disposition of the leased vehicle will be applied to pay the Residual Value of the leased vehicle (which amount is fixed by the parties at lease inception) and
(b) the obligor will be obligated to pay the excess of the Residual Value over the sale proceeds or the obligor will be entitled to receive the excess of the sale proceeds over the Residual Value. Collectively, the payments made by the obligor (and all proceeds of sale to a third party) in connection with termination of a TRAC Lease as described above are referred to as the "TRAC Payment." "Residual Value" means, (a) with respect to a TRAC Lease, the residual value for that TRAC Lease fixed by the parties thereto at lease inception and
(b) with respect to a Finance Lease, the amount of the obligor's purchase option under that Finance Lease. As of the Initial Cutoff Date, the aggregate Residual Value included in the Initial Aggregate Starting Receivables Balance was $1,503,223.44. The aggregate Residual Value of Retail Leases (to the extent Residual Value is included in the Receivables Balances of the Retail Leases) shall not exceed 10.00% of the Aggregate Starting Receivables Balance.

     A total of 394 of the Initial Receivables, with an aggregate Starting Receivables Balance of $21,402,537.84, or 6.56% of the Initial Aggregate Starting Receivables Balance, are Temporary Interest Free Receivables with interest free periods ranging from 8 to 12 months after the Initial Cutoff Date. The annual percentage rates of these Temporary Interest Free Receivables set forth in the tables below were calculated on a constant yield to maturity basis assuming each Temporary Interest Free Receivable is paid in accordance with its terms and accrues no interest during its interest free period and accrues interest at its contractual rate during the remainder of its term, which extends for 47 to 49 months after its interest free period. All of the Temporary Interest Free Receivables are Equal Payment Fully Amortizing Receivables.

     The composition, distribution by annual percentage rate, distribution by remaining maturity, distribution by payment terms and geographic distribution of the Initial Receivables as of the Initial Cutoff Date are as set forth in the following tables. Due to rounding, the percentages shown in these tables may not add to 100%.

                                            Composition of the Initial Receivables

      Weighted            Initial                                                           Weighted      Weighted
       Average           Aggregate         Aggregate                         Average         Average       Average
  Annual Percentage       Starting          Original                         Starting       Original      Remaining
        Rate            Receivables        Principal        Number of      Receivables      Maturity       Maturity
       (Range)             Balance          Balance        Receivables       Balance         (Range)       (Range)
--------------------------------------------------------------------------------------------------------------------
        7.72%          $326,316,883.05  $513,077,013.01       10,554        $30,918.79        57.30         44.44
  (4.10% to 24.64%)                                                                          months         months
                                                                                            (6 to 84       (6 to 72
                                                                                             months)        months)

        Distribution by Annual Percentage Rate of the Initial Receivables

                                                           Percentage of Initial
 Annual Percentage      Number of         Starting           Aggregate Starting
     Rate Range        Receivables   Receivables Balance    Receivables Balance
------------------     -----------   -------------------    --------------------
4.00 - 5.49%                434         $ 23,637,051.16             7.24%
5.50 - 6.49%              1,952          101,104,572.58            30.98
6.50 - 7.49%              2,505           64,283,092.15            19.70
7.50 - 8.49%              1,936           48,379,179.46            14.83
8.50 - 9.49%              1,232           31,178,333.43             9.55
9.50 - 10.49%               990           22,306,114.58             6.84
10.50 - 11.49%              536           12,329,075.80             3.78
11.50 - 12.49%              265            6,790,391.69             2.08
12.50 - 13.49%              147            3,117,989.10             0.96
13.50 - 14.49%              119            3,351,988.97             1.03
14.50 - 15.49%              149            3,322,442.98             1.02
15.50 - 16.49%              111            2,590,612.75             0.79
16.50 - 17.49%               73            1,619,280.62             0.50
17.50 - 18.49%               61            1,365,587.11             0.42
18.50% & Over                44              941,170.67             0.29
                         ------         ---------------           ------
       Total             10,554         $326,316,883.05           100.00%
                         ======         ===============           ======

          Distribution by Remaining Maturity of the Initial Receivables

    Remaining                                                             Percentage of Initial
    Maturity               Number of               Starting                Aggregate Starting
    (Months)              Receivables         Receivables Balance          Receivables Balance
------------------     ------------------- --------------------------  --------------------------
0-12                         2,389               $ 30,024,909.39                   9.20%
13-24                        2,459                 45,726,047.07                  14.01
25-36                        1,411                 35,734,349.00                  10.95
37-48                        1,156                 45,956,540.38                  14.08
49-60                        2,415                128,973,931.70                  39.52
61 & Over                      724                 39,901,105.51                  12.23
                            ------               ---------------                 ------
 Total                      10,554               $326,316,883.05                 100.00%
                            ======               ===============                 ======

                      Distribution by Payment Terms of the Initial Receivables

                                                                          Percentage of Initial
                                                                            Aggregate Starting
        Type of Receivable                                                 Receivables Balance
------------------------------------                                   --------------------------
Equal Payment Fully Amortizing                                                    57.68%
Equal Payment Balloon                                                             12.85
Equal Payment Skip                                                                 1.94
Level Principal Fully Amortizing                                                   3.66
Level Principal Balloon                                                           17.93
Level Principal Skip                                                               0.04
TRAC Leases and Finance Leases                                                     3.99
Other Retail Notes                                                                 1.91
                                                                                 ------
    Total                                                                        100.00%
                                                                                 ======

         The Initial Receivables include Receivables originated in 48 states and the District of Columbia. The following table sets forth the percentage of the Initial Aggregate Starting Receivables Balance in the states with the largest concentration of Initial Receivables based on the billing addresses of the Obligors. No other state accounts for more than 1.80% of the Initial Aggregate Starting Receivables Balance. None of the Initial Receivables were originated in Hawaii or Maine.

                      Geographic Distribution of the Initial Receivables

                                                                           Percentage of Initial
                                                                             Aggregate Starting
State                                                                       Receivables Balance
--------------                                                         --------------------------
California                                                                        10.73%
Texas                                                                              7.54
Ohio                                                                               7.40
Illinois                                                                           5.96
New York                                                                           5.28
Florida                                                                            5.08
Maryland                                                                           4.02
Pennsylvania                                                                       3.73
Minnesota                                                                          3.53
Michigan                                                                           3.22
Indiana                                                                            3.05
Georgia                                                                            2.92
Tennessee                                                                          2.76
Washington                                                                         2.47
Wisconsin                                                                          2.46
Missouri                                                                           2.18
South Carolina                                                                     2.17
New Jersey                                                                         2.08
Other                                                                             23.42
                                                                                 ------
  Total                                                                          100.00%
                                                                                 ======

                                      -16-

     No single obligor accounts for more than 1.35% of the Initial Aggregate Starting Receivables Balance. As of the Initial Cutoff Date, approximately 84.86% of the Initial Aggregate Starting Receivables Balance, constituting 79.04% of the aggregate number of Initial Receivables, represent Receivables secured by new vehicles. The remainder are secured by used vehicles.

The Subsequent Receivables

     Any transfer of Subsequent Receivables is subject to the satisfaction, on or before the related subsequent transfer date, of the conditions precedent described in the Prospectus and the Prospectus Supplement. Each Subsequent Receivable must satisfy the eligibility criteria specified in the Purchase Agreement at the time of its addition. The Subsequent Receivables, however, need not satisfy any other eligibility criteria. Subsequent Receivables may be originated by NFC at a later date using credit criteria different from those that were applied to the Initial Receivables and may be of a different credit quality and seasoning. A portion of the Subsequent Receivables may be Low APR Receivables and/or Temporary Interest Free Receivables having interest free periods of up to 12 months. All of the Subsequent Receivables which are Temporary Interest Free Receivables will be Equal Payment Fully Amortizing Receivables. In addition, following the transfer of Subsequent Receivables to the Trust, the characteristics of the Receivables, including the composition of the Receivables, the distribution by annual percentage rate, equipment type, payment frequency, average maturity, current Receivables Balance and geographic distribution, may vary from those of the Initial Receivables; provided, however, there will be a requirement that, after giving effect to the transfer of Subsequent Receivables to the Trust, the weighted average annual percentage rate of the Receivables in the Trust be not less than 7.25%, that the aggregate Receivable Balance of all Receivables owing from any single Obligor not exceed 2.00% of the aggregate Receivable Balance of the Receivables in the Trust and that the aggregate Starting Receivable Balances for TRAC Leases and Finance Leases included in the Aggregate Starting Receivables Balance not exceed 10.00% of the Aggregate Starting Receivables Balance. Since the weighted average life of the Notes will be influenced by the rate at which the Receivable Balances of the Receivables are paid, some of these variations will affect the weighted average life of each class of Notes. The requirements that no Subsequent Receivables have a remaining term in excess of 72 months and that on each Subsequent Transfer Date the weighted average remaining maturity of the Receivables in the Trust will not be greater than 53 months are intended to minimize the effect of the addition of Subsequent Receivables on the weighted average life of the Notes.

                                  THE SERVICER

Delinquencies, Repossessions and Net Losses

     Set forth below is selected information concerning NFC's experience in the United States pertaining to delinquencies, repossessions and net losses on all Retail Notes and Retail Leases, which includes TRAC Leases, Finance Leases and Fair Market Value Leases, owned or serviced by NFC.

     The composition of the Receivables held by the Trust differs from the composition of the serviced portfolio. In particular, the Receivables in the Trust do not include Fair Market Value Leases, which represent a substantial portion of the Retail Leases in the serviced portfolio during the periods shown in the table below. NFC believes that the inclusion of Fair Market Value Leases in the serviced portfolio during the periods shown has an immaterial effect on the delinquency, repossession and net loss information set forth in the table below.

     Retail Leases, which include Fair Market Value Leases, represented 13.4%, 14.7%, 15.3%, 16.3% and 15.2% of the serviced portfolio for the fiscal years ended October 31, 1998, 1999, 2000, 2001 and 2002, respectively. Similarly, Retail Leases represented 16.7% of the serviced portfolio as of January 31, 2002 and represented 14.6% of the serviced portfolio as of January 31, 2003.

     NFC utilizes the same credit underwriting standards for Retail Leases (including Fair Market Value Leases) and Retail Notes. However, by excluding Fair Market Value Leases from the Trust, NFC has eliminated the residual risk associated with this type of lease from the receivable pool.

     Overview Fluctuations in retail delinquencies, repossessions and net losses generally follow cycles in the overall business environment. Although NFC believes retail delinquencies, repossessions and net losses are particularly sensitive to the industrial sector, which generates a significant portion of the freight tonnage hauled, NFC does not track such data and is unable to ascertain the specific causes of such fluctuations. The overall performance of the serviced portfolio of Retail Notes and Retail Leases improved during fiscal 2002 and the three months ended January 31, 2003.

     Delinquencies Delinquency statistics for fiscal 2002 and the three months ended January 31, 2003 compare favorably to fiscal 2000 and 2001, and more closely approximate the lower levels experienced in fiscal 1998 and 1999. NFC believes that the significant increase in delinquencies beginning in 2000 was due to lower operating margins realized by trucking companies, resulting from a number of factors, including higher fuel and insurance costs, as well as reductions in overall freight shipments. If these factors deteriorate from present levels, they may again adversely impact the financial strength of the Obligors.

     Net Losses and Repossession Frequency Net losses and repossession frequency for the fiscal three months ended January 31, 2003 continue to exceed levels for the fiscal years 1998 through 2000. Net losses for the three months ended January 31, 2003 have improved in comparison to levels for the fiscal three months ended January 31, 2002 and fiscal year 2002. Yet, since fiscal 2002, net losses have been significantly higher than for other periods shown. NFC attributes this increase principally to higher repossession frequency beginning in fiscal 2000 and to industry-wide lower resale values for used trucks. Repossession frequency has fallen as delinquency rates have declined since fiscal 2001. The repossession frequency has also been favorably impacted as trucking customers rationalized their business to improve cash flow.

     There can be no assurance that the delinquency, repossession and net loss experience on the Initial Receivables or the Subsequent Receivables will be comparable to that set forth below.

     In the table below, "Gross Balance Past Due as a Percentage of Gross Balance Outstanding at end of Period" for 31-60 days represents Retail Notes only, and "Net Losses (Recoveries)" and data calculated from "Net Losses (Recoveries)" excludes residual value gains and losses on Fair Market Value Leases. All figures for the fiscal quarters ended January 31 for

"Net Losses as a Percentage of Average Gross Balance" and "Repossessions as a Percentage of Average Gross Balance" in the table below have been annualized. Due to rounding, the amounts shown for NFC and International separately in this table may not add to the amount shown for NFC and International combined.

                                                          Year Ended October 31,                      Three Months Ended
                                                                                                         January 31,
                                            --------------------------------------------------------------------------------
     NFC Retail Notes and Leases               1998        1999        2000       2001       2002        2002        2003
    ---------------------------                ----        ----        ----       ----       ----        ----        ----
                                                                           ($ in millions)
Gross Balance Outstanding at end of
  Period .................................  $ 2,865     $ 3,311     $ 3,620    $ 3,251    $ 2,982     $ 3,134     $ 2,919
Gross Balance Past Due
  as a Percentage of Gross
  Balance Outstanding at end of Period
     31-60 days (Retail Notes only) ......     2.49%       2.87%       3.41%      3.81%      2.57%       3.54%       2.69%
     Over 60 days ........................     0.60%       0.56%       1.39%      1.16%      0.54%       1.46%       0.78%
Average Gross Balance of Retail
  Notes and Leases (13 month average) ....  $ 2,671     $ 3,061     $ 3,417    $ 3,456    $ 3,064     $ 3,196     $ 2,952
Net Losses:
     NFC .................................  $   0.2     $   5.5     $  12.2    $  23.4    $  19.8     $   4.2     $   3.9
     International .......................  $  10.7     $   3.5     $  22.5    $  37.3    $  38.2     $   9.0     $   6.1
                                            -------     -------     -------    -------    -------     -------     -------
     Combined ............................  $  10.9     $   9.0     $  34.7    $  60.7    $  58.0     $  13.2     $  10.0
Liquidations minus Net Losses ............  $ 1,295     $ 1,337     $ 1,470    $ 1,503    $ 1,435     $   390     $   325
Net Losses as a
   Percentage of Liquidations
   Minus Net Losses:
     NFC .................................     0.02%       0.41%       0.83%      1.55%      1.38%       1.08%       1.20%
     International .......................     0.83%       0.26%       1.53%      2.48%      2.66%       2.31%       1.88%
                                            -------     -------     -------    -------    -------     -------     -------
     Combined ............................     0.85%       0.67%       2.36%      4.03%      4.04%       3.39%       3.08%
Net Losses as a
   Percentage of Average Gross
   Balance:
     NFC .................................     0.01%       0.18%       0.36%      0.68%      0.65%       0.53%       0.53%
     International .......................     0.40%       0.11%       0.66%      1.08%      1.25%       1.13%       0.83%
                                            -------     -------     -------    -------    -------     -------     -------
     Combined ............................     0.41%       0.29%       1.02%      1.76%      1.90%       1.66%       1.36%
Repossessions as a Percentage of
   Average Gross Balance .................     2.26%       1.82%       2.80%      4.47%      2.88%       3.01%       3.77%

Backup Servicer

     Within 120 days of the closing date the Servicer will identify a third-party backup servicer.

                       WEIGHTED AVERAGE LIFE OF THE NOTES

     Prepayments on medium and heavy-duty truck, truck chassis, bus and trailer receivables can be measured relative to a prepayment standard or model. The model used in this Term Sheet, the Absolute Prepayment Model (the "ABS Model"), represents an assumed rate of prepayment each month relative to the original number of receivables in a pool of receivables. The ABS Model further assumes that all the receivables are the same size and amortize at the same rate and that each receivable in each month of its life will either be paid as scheduled or prepaid in full. The ABS Model does not purport to be an historical description of prepayment experience or a prediction of the anticipated rate of prepayment of receivables, including the Receivables. As the rate of payment of principal of each class of Notes will depend on the rate of payment (including prepayments) of the principal balance of the Receivables, final payment of any class of Notes will likely occur significantly earlier than the respective Final Scheduled Distribution Dates. Reinvestment risk associated with early payment of the Notes will be borne exclusively by the Noteholders.

     The tables captioned "Percent of Initial Principal Amount of the Notes Remaining at Various ABS Percentages" (the "ABS Tables") have been prepared on the basis of characteristics of the Initial Receivables. The ABS Tables assume that (1) the Receivables prepay in full at the specified constant percentage of ABS monthly, with no defaults, losses or repurchases, (2) each scheduled monthly payment on the Receivables is made on the last day of each month and each month has 30 days, (3) the Closing Date is June 5, 2003, (4) payments on the Notes are made on each Distribution Date, and each Distribution Date is assumed to be the fifteenth day of each applicable month, (5) the first distribution of principal on the Notes occurs on June 15, 2003, (6) the balance in the Reserve Account on each Distribution Date is equal to the Specified Reserve Account Balance, (7) the Negative Carry Amount never exceeds amounts on deposit in the Negative Carry Account, and (8) except as specified otherwise, the Servicer does not exercise its option to purchase the Receivables. The ABS Tables indicate the projected weighted average life of each class of Notes and sets forth the percent of the initial principal amount of each class of Notes that is projected to be outstanding after each of the Distribution Dates shown at various constant ABS percentages.

     The ABS Tables also assume that the Receivables have been aggregated into five hypothetical pools, the first pool being composed of the Initial Receivables and the second, third, fourth and fifth pools being composed of the Subsequent Receivables. The ABS Tables further assume that the hypothetical pools have the following Cutoff Dates and Starting Receivables Balances and that each of the Receivables within each of the pools is an Equal Payment Fully Amortizing Receivable and is not a Temporary Interest Free Receivable that has the following annual percentage rate, original maturity and remaining maturity:

                                          Starting           Annual         Original
                                         Receivables       Percentage       Maturity     Remaining Maturity
    Pool           Cutoff Date            Balance            Rate         (In Months)       (In Months)
-----------------------------------------------------------------------------------------------------------

      1        5/1/2003                $326,316,883.05        7.71800%        57                44
      2        6/1/2003                  43,420,779.24        7.71800%        57                57
      3        7/1/2003                  43,420,779.24        7.71800%        57                57
      4        8/1/2003                  43,420,779.24        7.71800%        57                57
      5        9/1/2003                  43,420,779.23        7.71800%        57                57

    Total                              $500,000,000.00
                                       ===============

     The actual characteristics and performance of the Receivables will differ from the assumptions used in constructing the ABS Tables. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. It is very unlikely that the Receivables will prepay at a constant level of the ABS Model until maturity or that all of the Receivables will prepay at the same level of the ABS Model. Moreover, the diverse terms of Receivables within each of the hypothetical pools could produce slower or faster principal distributions than indicated in the ABS Tables at the various constant percentages of the ABS Model specified, even if the original and remaining terms to maturity of the Receivables are as assumed. For example, the Initial Receivables have annual percentage rates that range from 4.10% to 24.64%, and only 57.68% of the Initial Receivables (by percentage of Initial Aggregate Starting Receivables Balance) are Equal Payment Fully Amortizing Receivables. Any difference between those assumptions and the actual characteristics and performance of the Receivables, or actual prepayment experience, will affect the percentages of initial balances outstanding over time and the weighted average lives of each class of Notes.

    Percent of Initial Principal Amount of the Notes Remaining at Various ABS
                                  Percentages

                     Class A-1 Notes                                              Class A-2 Notes
---------------------------------------------------------    ------------------------------------------------------------
 Distribution     0.00%   1.00%   1.40%    1.80%   2.00%       Distribution    0.00%   1.00%    1.40%     1.80%    2.00%
     Date                                                          Date
--------------  -------- ------- ------- -------- -------    --------------- -------- -------  -------   -------  -------
Closing Date       100%    100%     100%    100%      100%    Closing Date       100%    100%     100%      100%    100%
6/15/2003           92%     88%      86%      84%      82%    6/15/2003          100%    100%     100%      100%    100%
7/15/2003           84%     75%      71%      66%      63%    7/15/2003          100%    100%     100%      100%    100%
8/15/2003           75%     61%      54%      47%      43%    8/15/2003          100%    100%     100%      100%    100%
9/15/2003           65%     46%      37%      26%      21%    9/15/2003          100%    100%     100%      100%    100%
10/15/2003          54%     29%      18%       5%       0%    10/15/2003         100%    100%     100%      100%     99%
11/15/2003          43%     13%       0%       0%       0%    11/15/2003         100%    100%     100%       92%     88%
12/15/2003          32%      0%       0%       0%       0%    12/15/2003         100%     99%      91%       83%     78%
1/15/2004           21%      0%       0%       0%       0%    1/15/2004          100%     91%      83%       73%     68%
2/15/2004           10%      0%       0%       0%       0%    2/15/2004          100%     84%      74%       64%     58%
3/15/2004            0%      0%       0%       0%       0%    3/15/2004          100%     77%      66%       55%     48%
4/15/2004            0%      0%       0%       0%       0%    4/15/2004           94%     70%      58%       46%     39%
5/15/2004            0%      0%       0%       0%       0%    5/15/2004           89%     63%      50%       37%     30%
6/15/2004            0%      0%       0%       0%       0%    6/15/2004           84%     56%      43%       28%     21%
7/15/2004            0%      0%       0%       0%       0%    7/15/2004           78%     49%      35%       20%     12%
8/15/2004            0%      0%       0%       0%       0%    8/15/2004           73%     42%      28%       12%      4%
9/15/2004            0%      0%       0%       0%       0%    9/15/2004           68%     35%      20%        4%      0%
10/15/2004           0%      0%       0%       0%       0%    10/15/2004          62%     29%      13%        0%      0%
11/15/2004           0%      0%       0%       0%       0%    11/15/2004          57%     22%       6%        0%      0%
12/15/2004           0%      0%       0%       0%       0%    12/15/2004          51%     16%       0%        0%      0%
1/15/2005            0%      0%       0%       0%       0%    1/15/2005           46%     10%       0%        0%      0%
2/15/2005            0%      0%       0%       0%       0%    2/15/2005           40%      3%       0%        0%      0%
3/15/2005            0%      0%       0%       0%       0%    3/15/2005           34%      0%       0%        0%      0%
4/15/2005            0%      0%       0%       0%       0%    4/15/2005           29%      0%       0%        0%      0%
5/15/2005            0%      0%       0%       0%       0%    5/15/2005           23%      0%       0%        0%      0%
6/15/2005            0%      0%       0%       0%       0%    6/15/2005           17%      0%       0%        0%      0%
7/15/2005            0%      0%       0%       0%       0%    7/15/2005           12%      0%       0%        0%      0%
8/15/2005            0%      0%       0%       0%       0%    8/15/2005            6%      0%       0%        0%      0%
9/15/2005            0%      0%       0%       0%       0%     9/15/2005           0%      0%       0%        0%      0%
10/15/2005           0%      0%       0%       0%       0%     10/15/2005          0%      0%       0%        0%      0%
11/15/2005           0%      0%       0%       0%       0%     11/15/2005          0%      0%       0%        0%      0%
12/15/2005           0%      0%       0%       0%       0%     12/15/2005          0%      0%       0%        0%      0%
1/15/2006            0%      0%       0%       0%       0%     1/15/2006           0%      0%       0%        0%      0%
2/15/2006            0%      0%       0%       0%       0%     2/15/2006           0%      0%       0%        0%      0%
3/15/2006            0%      0%       0%       0%       0%     3/15/2006           0%      0%       0%        0%      0%
4/15/2006            0%      0%       0%       0%       0%     4/15/2006           0%      0%       0%        0%      0%
5/15/2006            0%      0%       0%       0%       0%     5/15/2006           0%      0%       0%        0%      0%
6/15/2006            0%      0%       0%       0%       0%     6/15/2006           0%      0%       0%        0%      0%
7/15/2006            0%      0%       0%       0%       0%     7/15/2006           0%      0%       0%        0%      0%
8/15/2006            0%      0%       0%       0%       0%     8/15/2006           0%      0%       0%        0%      0%
9/15/2006            0%      0%       0%       0%       0%     9/15/2006           0%      0%       0%        0%      0%
10/15/2006           0%      0%       0%       0%       0%     10/15/2006          0%      0%       0%        0%      0%
11/15/2006           0%      0%       0%       0%       0%     11/15/2006          0%      0%       0%        0%      0%
12/15/2006           0%      0%       0%       0%       0%     12/15/2006          0%      0%       0%        0%      0%
1/15/2007            0%      0%       0%       0%       0%     1/15/2007           0%      0%       0%        0%      0%
2/15/2007            0%      0%       0%       0%       0%     2/15/2007           0%      0%       0%        0%      0%
3/15/2007            0%      0%       0%       0%       0%     3/15/2007           0%      0%       0%        0%      0%
4/15/2007            0%      0%       0%       0%       0%     4/15/2007           0%      0%       0%        0%      0%
5/15/2007            0%      0%       0%       0%       0%     5/15/2007           0%      0%       0%        0%      0%
6/15/2007            0%      0%       0%       0%       0%     6/15/2007           0%      0%       0%        0%      0%
7/15/2007            0%      0%       0%       0%       0%     7/15/2007           0%      0%       0%        0%      0%
8/15/2007            0%      0%       0%       0%       0%     8/15/2007           0%      0%       0%        0%      0%
9/15/2007            0%      0%       0%       0%       0%     9/15/2007           0%      0%       0%        0%      0%
10/15/2007           0%      0%       0%       0%       0%     10/15/2007          0%      0%       0%        0%      0%
11/15/2007           0%      0%       0%       0%       0%     11/15/2007          0%      0%       0%        0%      0%
12/15/2007           0%      0%       0%       0%       0%     12/15/2007          0%      0%       0%        0%      0%
1/15/2008            0%      0%       0%       0%       0%     1/15/2008           0%      0%       0%        0%      0%
2/15/2008            0%      0%       0%       0%       0%     2/15/2008           0%      0%       0%        0%      0%
3/15/2008            0%      0%       0%       0%       0%     3/15/2008           0%      0%       0%        0%      0%
4/15/2008            0%      0%       0%       0%       0%     4/15/2008           0%      0%       0%        0%      0%
5/15/2008            0%      0%       0%       0%       0%     5/15/2008           0%      0%       0%        0%      0%
6/15/2008            0%      0%       0%       0%       0%     6/15/2008           0%      0%       0%        0%      0%

Average Lives     0.43    0.29     0.25     0.22     0.20      Average Lives    1.58    1.15     1.00      0.87    0.81
to Maturity (yrs)                                              to Maturity (yrs)

*    Greater than 0.0% and less than 0.5%.

                  Percent of Initial Principal Amount of the Notes Remaining at Various ABS Percentages
                      Class A-3 Notes                                                     Class A-4 Notes
------------------------------------------------------------       -------------------------------------------------------------
 Distribution Date   0.00%    1.00%   1.40%    1.80%   2.00%        Distribution Date     0.00%   1.00%   1.40%   1.80%    2.00%
------------------  ------   ------  ------   ------  ------       ------------------    ------  ------   -----  ------   ------
 Closing Date         100%     100%    100%     100%    100%        Closing Date           100%    100%    100%    100%     100%
 6/15/2003            100%     100%    100%     100%    100%        6/15/2003              100%    100%    100%    100%     100%
 7/15/2003            100%     100%    100%     100%    100%        7/15/2003              100%    100%    100%    100%     100%
 8/15/2003            100%     100%    100%     100%    100%        8/15/2003              100%    100%    100%    100%     100%
 9/15/2003            100%     100%    100%     100%    100%        9/15/2003              100%    100%    100%    100%     100%
 10/15/2003           100%     100%    100%     100%    100%        10/15/2003             100%    100%    100%    100%     100%
 11/15/2003           100%     100%    100%     100%    100%        11/15/2003             100%    100%    100%    100%     100%
 12/15/2003           100%     100%    100%     100%    100%        12/15/2003             100%    100%    100%    100%     100%
 1/15/2004            100%     100%    100%     100%    100%        1/15/2004              100%    100%    100%    100%     100%
 2/15/2004            100%     100%    100%     100%    100%        2/15/2004              100%    100%    100%    100%     100%
 3/15/2004            100%     100%    100%     100%    100%        3/15/2004              100%    100%    100%    100%     100%
 4/15/2004            100%     100%    100%     100%    100%        4/15/2004              100%    100%    100%    100%     100%
 5/15/2004            100%     100%    100%     100%    100%        5/15/2004              100%    100%    100%    100%     100%
 6/15/2004            100%     100%    100%     100%    100%        6/15/2004              100%    100%    100%    100%     100%
 7/15/2004            100%     100%    100%     100%    100%        7/15/2004              100%    100%    100%    100%     100%
 8/15/2004            100%     100%    100%     100%    100%        8/15/2004              100%    100%    100%    100%     100%
 9/15/2004            100%     100%    100%     100%     93%        9/15/2004              100%    100%    100%    100%     100%
 10/15/2004           100%     100%    100%      95%     80%        10/15/2004             100%    100%    100%    100%     100%
 11/15/2004           100%     100%    100%      83%     68%        11/15/2004             100%    100%    100%    100%     100%
 12/15/2004           100%     100%     99%      72%     57%        12/15/2004             100%    100%    100%    100%     100%
 1/15/2005            100%     100%     89%      61%     46%        1/15/2005              100%    100%    100%    100%     100%
 2/15/2005            100%     100%     79%      50%     35%        2/15/2005              100%    100%    100%    100%     100%
 3/15/2005            100%      96%     69%      40%     25%        3/15/2005              100%    100%    100%    100%     100%
 4/15/2005            100%      86%     60%      31%     15%        4/15/2005              100%    100%    100%    100%     100%
 5/15/2005            100%      77%     50%      21%      5%        5/15/2005              100%    100%    100%    100%     100%
 6/15/2005            100%      68%     41%      12%      0%        6/15/2005              100%    100%    100%    100%      96%
 7/15/2005            100%      59%     33%       3%      0%        7/15/2005              100%    100%    100%    100%      87%
 8/15/2005            100%      51%     24%       0%      0%        8/15/2005              100%    100%    100%     95%      78%
 9/15/2005            100%      42%     16%       0%      0%        9/15/2005              100%    100%    100%     86%      70%
 10/15/2005            91%      34%      8%       0%      0%        10/15/2005             100%    100%    100%     78%      63%
 11/15/2005            82%      25%      0%       0%      0%        11/15/2005             100%    100%    100%     71%      55%
 12/15/2005            73%      17%      0%       0%      0%        12/15/2005             100%    100%     92%     64%      49%
 1/15/2006             63%       9%      0%       0%      0%        1/15/2006              100%    100%     85%     57%      42%
 2/15/2006             54%       2%      0%       0%      0%        2/15/2006              100%    100%     77%     51%      37%
 3/15/2006             44%       0%      0%       0%      0%        3/15/2006              100%     94%     70%     45%      31%
 4/15/2006             35%       0%      0%       0%      0%        4/15/2006              100%     86%     64%     39%      26%
 5/15/2006             26%       0%      0%       0%      0%        5/15/2006              100%     79%     57%     34%      22%
 6/15/2006             16%       0%      0%       0%      0%        6/15/2006              100%     71%     51%     30%      18%
 7/15/2006              6%       0%      0%       0%      0%        7/15/2006              100%     64%     45%     25%      16%
 8/15/2006              0%       0%      0%       0%      0%        8/15/2006               96%     57%     40%     22%      14%
 9/15/2006              0%       0%      0%       0%      0%        9/15/2006               86%     50%     35%     18%      12%
10/15/2006              0%       0%      0%       0%      0%        10/15/2006              76%     44%     30%     15%      10%
11/15/2006              0%       0%      0%       0%      0%        11/15/2006              66%     37%     25%     13%       8%
12/15/2006              0%       0%      0%       0%      0%        12/15/2006              55%     31%     21%     11%       7%
 1/15/2007              0%       0%      0%       0%      0%        1/15/2007               45%     25%     17%      9%       5%
 2/15/2007              0%       0%      0%       0%      0%        2/15/2007               42%     23%     15%      8%       4%
 3/15/2007              0%       0%      0%       0%      0%        3/15/2007               39%     21%     13%      6%       3%
 4/15/2007              0%       0%      0%       0%      0%        4/15/2007               36%     19%     12%      5%       1%
 5/15/2007              0%       0%      0%       0%      0%        5/15/2007               33%     17%     10%      4%        *
 6/15/2007              0%       0%      0%       0%      0%        6/15/2007               30%     15%      9%      2%       0%
 7/15/2007              0%       0%      0%       0%      0%        7/15/2007               27%     13%      7%      1%       0%
 8/15/2007              0%       0%      0%       0%      0%        8/15/2007               24%     11%      6%      1%       0%
 9/15/2007              0%       0%      0%       0%      0%        9/15/2007               21%      9%      4%      0%       0%
10/15/2007              0%       0%      0%       0%      0%        10/15/2007              18%      7%      3%      0%       0%
11/15/2007              0%       0%      0%       0%      0%        11/15/2007              15%      6%      2%      0%       0%
12/15/2007              0%       0%      0%       0%      0%        12/15/2007              11%      4%      1       0%       0%
 1/15/2008              0%       0%      0%       0%      0%        1/15/2008                8%      2%      0%      0%       0%
 2/15/2008              0%       0%      0%       0%      0%        2/15/2008                5%      1       0%      0%       0%
 3/15/2008              0%       0%      0%       0%      0%        3/15/2008                2%      0%      0%      0%       0%
 4/15/2008              0%       0%      0%       0%      0%        4/15/2008                0%      0%      0%      0%       0%
 5/15/2008              0%       0%      0%       0%      0%        5/15/2008                0%      0%      0%      0%       0%
 6/15/2008              0%       0%      0%       0%      0%        6/15/2008                0%      0%      0%      0%       0%
Average Lives        2.77     2.25    2.00     1.75    1.63       Average Lives           3.81    3.43    3.19    2.85     2.66
to Maturity (yrs)                                                 to Maturity (yrs)
                                                                  Average Lives to 10%    3.58    3.23    2.98    2.65     2.48
                                                                  Call (yrs)

*    Greater than 0.0% and less than 0.5%.

    Percent of Initial Principal Amount of the Notes Remaining at Various ABS
                                  Percentages

                                 Class B Notes
--------------------------------------------------------------------
Distribution Date           0.00%    1.00%   1.40%    1.80%   2.00%
-----------------          -------- ------- ------- -------- -------
Closing Date                 100%     100%     100%     100%    100%
 6/15/2003                   100%     100%     100%     100%    100%
 7/15/2003                   100%     100%     100%     100%    100%
 8/15/2003                   100%     100%     100%     100%    100%
 9/15/2003                   100%     100%     100%     100%    100%
10/15/2003                   100%     100%     100%     100%    100%
11/15/2003                   100%     100%     100%      97%     96%
12/15/2003                   100%     100%      97%      94%     92%
 1/15/2004                   100%      97%      94%      90%     88%
 2/15/2004                   100%      94%      91%      87%     85%
 3/15/2004                   100%      92%      88%      83%     81%
 4/15/2004                    98%      89%      85%      80%     78%
 5/15/2004                    96%      86%      82%      77%     74%
 6/15/2004                    94%      84%      79%      74%     71%
 7/15/2004                    92%      81%      76%      71%     68%
 8/15/2004                    90%      79%      74%      68%     65%
 9/15/2004                    88%      77%      71%      65%     62%
10/15/2004                    86%      74%      69%      62%     59%
11/15/2004                    84%      72%      66%      60%     56%
12/15/2004                    82%      69%      63%      57%     54%
 1/15/2005                    80%      67%      61%      54%     51%
 2/15/2005                    78%      65%      59%      52%     48%
 3/15/2005                    76%      63%      56%      50%     46%
 4/15/2005                    74%      60%      54%      47%     44%
 5/15/2005                    72%      58%      52%      45%     41%
 6/15/2005                    70%      56%      50%      43%     39%
 7/15/2005                    68%      54%      48%      41%     37%
 8/15/2005                    66%      52%      46%      39%     35%
 9/15/2005                    64%      50%      44%      37%     33%
10/15/2005                    61%      48%      42%      35%     32%
11/15/2005                    59%      46%      40%      34%     30%
12/15/2005                    57%      44%      38%      32%     29%
 1/15/2006                    55%      42%      37%      30%     27%
 2/15/2006                    53%      41%      35%      29%     26%
 3/15/2006                    51%      39%      33%      28%     25%
 4/15/2006                    48%      37%      32%      27%     24%
 5/15/2006                    46%      35%      31%      25%     23%
 6/15/2006                    44%      34%      29%      24%     22%
 7/15/2006                    42%      32%      28%      23%     21%
 8/15/2006                    39%      31%      27%      23%     21%
 9/15/2006                    37%      29%      25%      22%     20%
10/15/2006                    35%      27%      24%      21%     20%
11/15/2006                    32%      26%      23%      21%     20%
12/15/2006                    30%      25%      22%      20%     19%
 1/15/2007                    28%      23%      22%      20%     19%
 2/15/2007                    27%      23%      21%      19%     19%
 3/15/2007                    26%      22%      21%      19%     18%
 4/15/2007                    26%      22%      20%      19%     18%
 5/15/2007                    25%      21%      20%      18%     18%
 6/15/2007                    24%      21%      20%      18%     14%
 7/15/2007                    24%      21%      19%      18%      9%
 8/15/2007                    23%      20%      19%      18%      5%
 9/15/2007                    22%      20%      19%      16%      2%
10/15/2007                    22%      19%      18%      12%      1%
11/15/2007                    21%      19%      18%       8%      0%
12/15/2007                    20%      19%      18%       5%      0%
 1/15/2008                    20%      18%      17%       3%      0%
 2/15/2008                    19%      18%      12%       1%      0%
 3/15/2008                    18%      13%       7%       *       0%
 4/15/2008                    14%       6%       3%       *       0%
 5/15/2008                     5%       2%       1%       0%      0%
 6/15/2008                     0%       0%       0%       0%      0%
Average Lives to            2.96     2.58     2.40     2.16    2.02
Maturity (yrs)

Average Lives to            2.70     2.28     2.07     1.83    1.71
10% Call (yrs)

*    Greater than 0.0% and less than 0.5%.

                                      -24-